COMMON STOCK                                         COMMON STOCK
------Number------                           ------Shares--------
AM -                                       ----------------------
---------------------
                                                  SEE REVERSE FOR
                                              CERTAIN DEFINITIONS


                        AMASYS CORPORATION

       INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                CUSIP 023113 10 3
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THIS CERTIFIES THAT





IS THE OWNER OF
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FULLY PAID AND NON-ASSESSABLE SHARES, OF THE PAR VALUE OF $0.01
EACH, OF THE COMMON STOCK OF

    ===================AMASYS CORPORATION=====================

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid until countersigned by the Transfer
Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                    COUNTERSIGNED AND REGISTERED:
                          AMERICAN STOCK TRANSFER & TRUST COMPANY
                                     TRANSFER AGENT AND REGISTRAR

Dated:                        [SEAL]
/s/S. AMBER GORDON                               /S/ C.W. GILLULY

SECRETARY                                               PRESIDENT

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     The following abbreviations, when used in inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:





TEN COM  --  as tenents in common
TEN ENT  --  as tenents by the entireties
JT TEN   --  as joint tenents with rights of
             survivorship and not as tenents
             in common
COM PROP --  as community property

UNIF GIFT MIN ACT -- ...................................Custodian
                              (Cust)
 ..............................................
                (Minor)
          under Uniform Gifts to Minors Act
 .................................................................
            (State)
UNIF TRF MIN ACT -- ...................................Custodian
(until age......................)
                    (Cust)
 ....................................under Uniform Transfers
              (Minor)
                                 to Minors

Act..............................................................
                        (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

______________________________________
______________________________________

_____________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE,
OF ASSIGNEE)
_____________________________________________________________
_____________________________________________________________
____________________________________________________Shares
of the common stock represented by the within Certificates, and do hereby irrevocably constitute and appoint _____________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated ______________________

                          X______________________________________

                          X______________________________________

NOTICE:   THE SIGNATURE (S) TO THIS ASSIGNMENT MUST CORRESPOND
WITH THE NAME (S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN
EVERY PARTICULAR, WITH ALTERATION OR ENLARGEMENT OR ANY CHANGE
WHATEVER.